FSF Financial Corp.         Contact: Donald A. Glas, Chief Executive Officer
                                     (320) 234-4501
                                     George B. Loban, President
                                     (651) 480-6020
                                     Richard H. Burgart, Chief Financial Officer
                                     (320) 234-4536


                                           For Immediate Release
                                           April 20, 2004

        FSF Financial Corp. Announces Dividend and Operating Results for
                         Second Quarter of Fiscal 2004

          Hutchinson, Minnesota (NASDAQ - "FFHH") - FSF Financial Corp. (FSF) today announced net income of $1,013,000 for the second quarter ended March 31, 2004, versus $1,620,000 for the same period in 2003. Diluted earnings per share for the quarter were $0.41, a decrease of $0.27 from $0.68 for the second quarter last year. The Company also announced a dividend of $0.35 to shareholders of record on April 30, 2004, payable on May 17, 2004.

          "Net income for the second quarter of fiscal 2004 represents a decrease of 37.5% over the same period last year," noted FSF Financial Corp.'s Co-Chairman and Chief Executive Officer, Donald A. Glas. "We have reduced our liquidity position to some extent; however, the current levels of interest rates have an impact on reinvestment decisions that fit within our interest rate risk profile. As a result, we remain cautious on investments and believe that some reduction in short-term earnings outweighs the potential long-term earnings impact should interest rates increase. We are encouraged by the improvement in net interest margin over the previous quarter. Gains on sales of modified construction loans continues to have a positive impact on noninterest income and gains on sales of available for sale securities also benefited noninterest income during the quarter," added Mr. Glas.

         FSF Financial Corp., a financial services company, has four affiliated companies. First Federal Bank is a federally chartered stock savings bank headquartered in Hutchinson, Minnesota. The Bank has thirteen offices located in Hutchinson (2), Hastings, Apple Valley, Buffalo, Glencoe, Inver Grove Heights
(2), Litchfield, St Cloud, Waconia, Waite Park and Winthrop, Minnesota. The Federal Deposit Insurance Corporation federally insures the Bank's deposits. The Bank is a community-oriented, full service retail bank offering a variety of deposit and loan products. Homeowners Mortgage Corporation operates from offices in Vadnais Heights and Hastings, Minnesota. Firstate Investments provides non-insured financial products in three locations. Insurance Planners of Hutchinson, Inc., is a property and casualty insurance agency with two locations.

This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by the Corporation's cautionary statements contained in its filings with the Securities and Exchange Commission.

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
            UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                   At                At
                                                                March 31,       September 30,
                                                                  2004              2003
                                                            ---------------------------------
                                                            (in thousands, except share data)
                                     ASSETS
                                     ------
Cash and cash equivalents:
     Cash                                                         $   3,260    $   3,556
     Interest-bearing deposits                                       55,752       77,045
                                                                  ----------------------
          Total cash and cash equivalents                            59,012       80,601

Securities available for sale, at fair value:
     Equity securities                                                    -       12,009
     Mortgage-backed and related securities                          42,832       29,923
     Debt securities                                                  7,049       12,178
Restricted stock                                                      3,912        4,797
Loans held-for-sale                                                  12,690       17,122
Loans receivable, net                                               364,760      358,708
Foreclosed real estate                                                1,016        1,152
Accrued interest receivable                                           3,472        3,960
Premises and equipment                                                6,299        6,331
Goodwill                                                              3,883        3,883
Identifiable intangibles                                                945        1,014
Investment in life insurance                                          8,564        8,388
Other assets                                                          1,370        1,086
                                                                  ----------------------
          Total assets                                            $ 515,804    $ 541,152
                                                                  ======================

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------
Liabilities:
     Demand deposits                                              $  81,910    $  69,684
     Savings accounts                                                81,252       86,666
     Certificates of deposit                                        222,448      234,665
                                                                  ----------------------
          Total deposits                                            385,610      391,015

     Federal Home Loan Bank borrowings                               72,000       93,000
     Advances from borrowers for taxes and insurance                    226          233
     Other liabilities                                                5,213        5,717
                                                                  ----------------------
          Total liabilities                                         463,049      489,965

Stockholders' equity:
     Serial preferred stock, no par value 5,000,000 shares
       authorized, no shares issued                                       -            -
     Common stock, $.10 par value 10,000,000 shares authorized,
       4,501,277 and 4,501,277 shares issued                            450          450
     Additional paid in capital                                      44,186       43,925
     Retained earnings, substantially restricted                     39,299       38,643
     Treasury stock at cost (2,118,879 and 2,156,540 shares)        (30,965)     (31,444)
     Unearned ESOP shares at cost (-0- and 7,643 shares)                  -          (76)
     Unearned MSP stock grants at cost                                 (478)        (484)
     Accumulated other comprehensive income                             263          173
                                                                  ----------------------
          Total stockholders' equity                                 52,755       51,187
                                                                  ----------------------
          Total liabilities and stockholders' equity              $ 515,804    $ 541,152
                                                                  ======================

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
                         UNAUDITED FINANCIAL HIGHLIGHTS
                  (Dollars in thousands, except per share data)


                                                                At               At
                                                             March 31,       September 30,
         Other Financial Condition Data:                       2004             2003
                                                       ------------------------------------
              Tangible Net Worth (1)                          $47,927           $46,290
              Stockholder's equity to total assets             10.23%             9.46%
              Book value per share                             $22.54            $22.30
              Tangible book value per share (1)                $20.48            $20.17
              Non-performing assets:
                   Non-accrual loans                           $6,579            $6,039
                   Real estate owned                           $1,016            $1,152
                                                       ------------------------------------
                        Total non-performing assets            $7,595            $7,191
                                                       ====================================

(1) Tangible net worth is total stockholders' equity less goodwill and other intangible assets.

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME

                                                                   Three Months                  Six Months
                                                                  Ended March 31,             Ended March 31,
                                                             --------------------------  ---------------------------
                                                                    2004         2003           2004          2003
                                                             --------------------------  ---------------------------
                                                                     (in thousands, except per share data)
Interest income:
     Loans receivable                                            $  6,574     $  7,680        $ 13,425     $ 15,905
     Mortgage-backed and related securities                           358          467             721          962
     Investment securities                                            339          410             705          625
                                                             --------------------------  ---------------------------
          Total interest income                                     7,271        8,557          14,851       17,492

Interest expense:
     Deposits                                                       1,676        2,496           3,555        5,192
     Borrowed funds                                                 1,000        1,239           2,229        2,562
                                                             --------------------------  ---------------------------
          Total interest expense                                    2,676        3,735           5,784        7,754
                                                             --------------------------  ---------------------------
          Net interest income                                       4,595        4,822           9,067        9,738
     Provision for loan losses                                        469          193             728          481
                                                             --------------------------  ---------------------------
          Net interest income after provision for loan losses       4,126        4,629           8,339        9,257
                                                             --------------------------  ---------------------------

Noninterest income:
     Gain on sale of construction loans                               524          903           1,118        1,240
     Gain on sale of other loans- net                                 121          403             279        1,192
     Gain on sale of available for sale securities                    284            -             284            -
     Other service charges and fees                                   321          393             685          814
     Service charges on deposit accounts                              524          596           1,185        1,210
     Commission income                                                331          314             625          592
     Other                                                            102          106             206          163
                                                             --------------------------  ---------------------------
          Total noninterest income                                  2,207        2,715           4,382        5,211
                                                             --------------------------  ---------------------------
Noninterest expense:
     Compensation and benefits                                      2,800        2,799           5,557        5,577
     Occupancy and equipment                                          499          415             971          807
     Data processing                                                  250          256             498          490
     Professional fees                                                149          140             291          280
     Other                                                            942        1,076           1,762        1,870
                                                             --------------------------  ---------------------------
          Total noninterest expense                                 4,640        4,686           9,079        9,024
                                                             --------------------------  ---------------------------
          Income before provision for income taxes                  1,693        2,658           3,642        5,444
Income tax expense                                                    680        1,038           1,449        2,128
                                                             --------------------------  ---------------------------
          Net income                                             $  1,013     $  1,620        $  2,193     $  3,316
                                                             ==========================  ===========================

Basic earnings per share                                         $   0.43     $   0.72        $   0.94     $   1.49
Diluted earnings per share                                       $   0.41     $   0.68        $   0.89     $   1.41
Cash dividend declared per common share                          $   0.35     $   0.30        $   0.70     $   0.60

Comprehensive income                                             $  1,208     $  1,510        $  2,283     $  3,916
                                                             ==========================  ===========================

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
      UNAUDITED CONSOLIDATED AVERAGE BALANCE SHEET, INTEREST AND DIVIDENDS
              EARNED OR PAID AND RELATED INTEREST YIELDS AND RATES
                             (Dollars in thousands)

                                                                Three Months Ended March 31,
                                         ---------------------------------------------------------------------------
                                             2004                                  2003
                                         ---------------------------------------------------------------------------
                                                                   Interest                               Interest
                                             Average               Yields &        Average                Yields &
                                             Balance    Interest   Rates (1)       Balance    Interest    Rates (1)
                                         ---------------------------------------------------------------------------
                                                                   (dollars in thousands)
Assets:
     Construction loans                     $ 170,210   $ 3,310       7.78 %      $ 160,861   $ 3,121        7.76 %
     Other loans receivable (2)               198,361     3,264       6.58        $ 247,599   $ 4,559        7.37
     Mortgage-backed securities                36,711       358       3.90           43,449       467        4.30
     Investment securities (3)                 78,278       339       1.73           66,857       410        2.45
                                         -----------------------               -----------------------
          Total interest-earning assets       483,560     7,271       6.01          518,766     8,557        6.60
                                                      ---------------------                 ----------------------
          Other assets
                                               30,201                                29,273
                                         -------------                         -------------
Total assets                                $ 513,761                             $ 548,039
                                         =============                         =============

Liabilities:
     Interest-bearing deposits              $ 381,958   $ 1,676       1.76 %      $ 399,560   $ 2,496        2.50 %
     Borrowings                                74,176     1,000       5.39           93,000     1,239        5.33
                                         -----------------------               -----------------------
          Total interest-bearing
            liabilities                       456,134     2,676       2.35          492,560     3,735        3.03
                                                      ---------------------                 ----------------------
     Other liabilities                          5,073                                 6,914
                                         -------------                         -------------
          Total liabilities                   461,207                               499,474
Stockholders' equity                           52,554                                48,565
                                         -------------                         -------------

Total liabilities and stockholders'
  equity                                    $ 513,761                             $ 548,039
                                         =============                         =============

Net interest income                                     $ 4,595                               $ 4,822
                                                      ==========                            ==========
Net spread (4)                                                        3.66 %                                 3.57 %
Net margin (5)                                                        3.80 %                                 3.70 %
Ratio of average interest-earning
  assets to average interest-bearing
  liabilities                                1.06X                                 1.05X

1.   Annualized.
2. Average balances include non-accrual loans and loans held for sale. 3. Includes interest-bearing deposits in other financial institutions.
4. Net spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
5. Net margin represents net interest income as a percentage of interest-earning assets.

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
      UNAUDITED CONSOLIDATED AVERAGE BALANCE SHEET, INTEREST AND DIVIDENDS
              EARNED OR PAID AND RELATED INTEREST YIELDS AND RATES
                             (Dollars in thousands)

                                                                  Six Months Ended March 31,
                                         -----------------------------------------------------------------------------
                                             2004                                  2003
                                         -----------------------------------------------------------------------------
                                                                 Interest                               Interest
                                           Average               Yields &        Average                Yields &
                                           Balance    Interest  Rates (1)        Balance     Interest   Rates (1)
                                         -----------------------------------------------------------------------------
                                                                    (dollars in thousands)
Assets:
     Construction loans                     $ 167,560   $ 6,596       7.87 %      $ 158,640    $ 6,381        8.04 %
     Other loans receivable (2)               202,312     6,829       6.75          256,442      9,524        7.43
     Mortgage-backed securities                34,609       721       4.17           45,582        962        4.22
     Investment securities (3)                 90,440       705       1.56           54,404        625        2.30
                                         -----------------------               ------------------------
          Total interest-earning assets       494,921    14,851       6.00          515,068     17,492        6.79
                                                      ---------------------                 -----------------------
          Other assets                         30,204                                29,523
                                         -------------                         -------------
Total assets                                $ 525,125                             $ 544,591
                                         =============                         =============

Liabilities:
     Interest-bearing deposits              $ 385,309   $ 3,555       1.84 %      $ 395,608    $ 5,192        2.62 %
     Borrowings                                82,246     2,229       5.42           94,401      2,562        5.43
                                         -----------------------               ------------------------
          Total interest-bearing
            liabilities                       467,555     5,784       2.47          490,009      7,754        3.16
                                                      ----------                            -----------------------
     Other liabilities                          5,421                                 7,115
                                         -------------                         -------------
          Total liabilities                   472,976                               497,124
Stockholders' equity                           52,149                                47,467
                                         -------------                         -------------

Total liabilities and stockholders'
  equity                                    $ 525,125                             $ 544,591
                                         =============                         =============

Net interest income                                     $ 9,667                                $ 9,738
                                                      ==========                            ===========
Net spread (4)                                                        3.53 %                                  3.63 %
Net margin (5)                                                        3.66 %                                  3.78 %
Ratio of average interest-earning assets
  to average interest-bearing liabilities     1.06X                                 1.05X

1.   Annualized.
2.   Average balances include non-accrual loans and loans held for sale.
3.   Includes interest-bearing deposits in other financial institutions.
4.   Net  spread  represents  the  difference   between  the  average  yield  on
     interest-earning   assets  and  the   average   cost  of   interest-bearing
     liabilities.
5.   Net  margin   represents   net   interest   income  as  a   percentage   of
     interest-earning assets.